UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Pentair Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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**** IMPORTANT ****

Dear Pentair Ltd. Shareholder:

We are sending you this reminder notice because as of April 15, 2013 we had not yet received your vote on the proposals being considered at the Pentair Annual General Meeting of Shareholders to be held on April 29, 2013. If you have already submitted your vote, you may ignore this letter.

You are being asked to vote on the proposals outlined in the proxy statement previously sent to you.

We urge you to vote your shares immediately. As a shareholder, your vote is very important and we are asking you to submit your vote as soon as possible to ensure it is counted. You must submit your proxy card by mail in order for your voted to be counted.

***Please Vote Today***

Pentair’s Board of Directors recommends that you vote “FOR” each of the proposals outlined in the proxy statement previously sent to you.

If you sign and return the enclosed form of proxy without indicating a different choice, your shares will be voted “FOR” each of the proposals.

Thank you for your investment in Pentair and for voting your shares. If you have any questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC at 1-877-807-8895.

Sincerely,

Angela D. Lageson

Secretary

**** IMPORTANT ****

Dear Pentair Ltd. Shareholder:

We are sending you this reminder notice because as of April 15, 2013 we had not yet received your vote on the proposals being considered at the Pentair Annual General Meeting of Shareholders to be held on April 29, 2013. If you have already submitted your vote, you may ignore this letter.

You are being asked to vote on the proposals outlined in the proxy statement previously sent to you.

We urge you to vote your shares immediately. As a shareholder, your vote is very important and we are asking you to submit your vote as soon as possible to ensure it is counted. Instructions on how to direct your broker, bank or other nominee, which may include instructions on how to vote over the telephone or Internet, are included with this letter.

***Please Vote Today***

Pentair’s Board of Directors recommends that you vote “FOR” each of the proposals outlined in the proxy statement previously sent to you.

Thank you for your investment in Pentair and for voting your shares. If you have any questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC at 1-877-807-8895.

Sincerely,

Angela D. Lageson

Secretary